SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                         Date of Report: April 15, 2003



                                 F.N.B. CORPORATION
             (Exact name of registrant as specified in its charter)


            Florida                       0-8144                 25-1255406
  (State of Incorporation)             (Commission          (IRS Employer
                                        File Number)         Identification No.)





               2150 Goodlette Road North, Naples, Florida 34102
               (Address of principal executive offices)   (Zip code)


                                 (239) 262-7600
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               ___________            ______________________

               99.1                   Press release dated April 15, 2003
                                      with respect to F.N.B. Corporation's
                                      financial results for the first quarter
                                      ended March 31, 2003.




ITEM 9.        REGULATION FD DISCLOSURE

                      F.N.B. Corporation ("The Registrant") is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

                      On April 15, 2003, the Registrant announced financial results for the first quarter ended March 31, 2003.
                      A copy of the press release announcing the Registrant's results for the first quarter ended March 31, 2003, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                      On April 16, 2003, the Registrant will hold an investor conference call to discuss financial results for the first quarter ended March 31, 2003. All information contained herein is presented as of April 15, 2003, and the Registrant does not assume any obligation to correct or update said information in the future.





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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  F.N.B. CORPORATION
                                  (Registrant)



                                    By:    /s/Thomas E. Fahey
                                           ___________________________________
                                           Name:  Thomas E. Fahey
                                           Title: Executive Vice President,
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)


Dated: April 15, 2003


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